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                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-09161 and 333-11869) of Workgroup Technology Corporation of our report dated April 19, 2000, except for the information in Note J, as to which the date is May 31, 2000, relating to the financial statements, which appears in this Form 10-K.



PricewaterhouseCoopers LLP
Boston, Massachusetts
June 2, 2000